     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003

                                                              FILE NOS. 33-40215
                                                                        811-6302
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                        POST-EFFECTIVE AMENDMENT NO. 14                      [x]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                AMENDMENT NO. 15                             [x]

                              -------------------

                       COHEN & STEERS REALTY SHARES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      757 THIRD AVENUE, NEW YORK, NY 10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                 ROBERT H. STEERS                                        COPY TO:
        COHEN & STEERS REALTY SHARES, INC.                         SARAH E. COGAN, ESQ.
                 757 THIRD AVENUE,                              SIMPSON THACHER & BARTLETT
                NEW YORK, NY 10017                                  425 LEXINGTON AVE.
 (NAME AND ADDRESS OF AGENT OF SERVICE OF PROCESS)                  NEW YORK, NY 10017

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement

      IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
                                     BOX):

   [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)


   [x] ON MAY 1, 2003 PURSUANT TO PARAGRAPH (b)


   [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

   [ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(1)

   [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

   [ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
________________________________________________________________________________

                                 COHEN & STEERS
                                  REALTY SHARES

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

--------------------------------------------------------------------------------
                             A NO-LOAD MUTUAL FUND
--------------------------------------------------------------------------------
                                   PROSPECTUS


                                    Advisor
                    Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                           Telephone: (212) 832-3232

                                 Transfer Agent
                         Boston Financial Data Services
                                 P.O. Box 8123
                        Boston, Massachusetts 02266-8123
                           Telephone: (800) 437-9912


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
    PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS
                         COMMITTING A CRIME.


                                  MAY 1, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    1

    Investment Objective and Principal Investment
       Strategies...........................................    1

    Who Should Invest.......................................    1

    Principal Risks.........................................    1

    Historical Fund Performance.............................    2

FEES AND EXPENSES OF THE FUND...............................    3

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
  RELATED RISKS.............................................    5

    Objective...............................................    5

    Principal Investment Strategies.........................    5

    Principal Risks of Investing in the Fund................    6

MANAGEMENT OF THE FUND......................................    7

    The Advisor.............................................    7

    Portfolio Managers......................................    8

HOW TO PURCHASE AND SELL FUND SHARES........................    8

    Pricing of Fund Shares..................................    8

    Purchase Minimums.......................................    8

    Form of Payment.........................................    9

    Purchases of Fund Shares................................    9

    Automatic Investment Plan...............................   10

    Exchange Privilege......................................   10

    How to Sell Fund Shares.................................   11

ADDITIONAL INFORMATION......................................   12

    Shareholder Services Plan...............................   12

    Dividends and Distributions.............................   12

    Tax Considerations......................................   12

    Privacy Policy..........................................   13

FINANCIAL HIGHLIGHTS........................................   14

                       COHEN & STEERS REALTY SHARES, INC.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of Cohen & Steers Realty Shares, Inc. (the 'Fund') is total return through investment in real estate securities. In pursuing total return, the Fund equally emphasizes both capital appreciation and current income. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so.

Normally, the Fund invests at least 80%, and normally substantially all, of its assets in common stocks and other equity securities issued by real estate companies, such as 'real estate investment trusts' ('REITs'). A real estate company generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The Fund's investment portfolio includes shares of Equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.

--------------------------------------------------------------------------------
WHO SHOULD INVEST

Cohen & Steers Realty Shares may be suitable for you if you are seeking:

  Some exposure to real estate to add to your portfolio mix;

  A fund that may perform differently than a general stock or bond fund to add to your portfolio;

  Liquidity in a real estate-related investment;

  High current income; and

  The potential for long-term capital growth.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk. Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Real Estate Markets and REIT Risk. Additionally, since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.


Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares therefore can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of March 31, 2003, the market capitalization of REITs ranged in size from approximately $600 thousand to $10.5 billion.


Less Diversification. As a 'non-diversified' investment company, the Fund can invest in fewer individual companies than a diversified investment company. Because a concentrated portfolio is more likely to experience large market price fluctuations, the Fund could be subject to a greater risk of loss than a diversified company.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
HISTORICAL FUND PERFORMANCE

You should review the following information regarding the past performance of the Fund. It shows how the Fund's investment return can change from year to year and how the Fund's returns can vary from the performance of selected broad market indices over various time periods. This information is intended to give you some indication of the risk associated with an investment in the Fund. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

THIS CHART SHOWS THE FUND'S TOTAL RETURN FOR EACH OF THE PAST TEN YEARS, BUT DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       COHEN & STEERS REALTY SHARES
                                          ANNUAL TOTAL RETURNS

                                             CALENDAR YEAR
     1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

   18.76%    8.31%   11.13%  38.48%  21.16%  -18.07%  2.68%  26.63%   5.70%   2.79%

HIGHEST QUARTERLY RETURN DURING THIS PERIOD:    20.50%
LOWEST QUARTERLY RETURN DURING THIS PERIOD:   - 11.88%

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PAST ONE, FIVE AND TEN YEARS AND COMPARES THESE RETURNS WITH THE PERFORMANCE OF THREE INDICES. INDEX PERFORMANCE REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


                          AVERAGE ANNUAL TOTAL RETURNS
                     (for periods ended December 31, 2002)



                                                                1 YEAR       5 YEARS     10 YEARS
                                                                ------       -------     --------
Cohen & Steers Realty Shares Return Before Taxes............        2.79%        2.97%    10.75%
Cohen & Steers Realty Shares Return After Taxes on
  Distributions.............................................        0.76%        1.03%     8.55%
Cohen & Steers Realty Shares Return After Taxes on
  Distributions and Sale of Fund Shares.....................        1.75%        1.41%     7.92%
NAREIT Equity REIT Index*...................................        3.82%        3.30%    10.54%
Wilshire Real Estate Securities Index*......................        2.66%        3.45%    10.00%
S&P 500'r'*.................................................     - 22.12%      - 0.58%     9.34%


---------


 * The NAREIT Index of Equity REITs is comprised of 145 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 97 companies operating in the real estate industry and includes REITs. This Index does not include REITs with investments in health care facilities. The Fund invests in REITs with health care facilities. The Standard & Poor's 500 Composite Stock Index ('S&P 500') is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. Performance figures include reinvestment of income dividends and capital gains distributions. You should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU COULD PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


SHAREHOLDER FEES (fees paid directly from
  your investment):
MAXIMUM SALES LOAD IMPOSED ON PURCHASES (as a
  percentage of offering price)...................   NONE
MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS
  (as a percentage of offering price).............   NONE
DEFERRED SALES LOAD (as a percentage of original
  purchase price or redemption proceeds, as
  applicable).....................................   NONE
REDEMPTION FEE (as a percentage of redemption
  proceeds; also imposed on Exchanges):...........   1.00% during the
                                                     first six months;
                                                     0% thereafter
ANNUAL FUND OPERATING EXPENSES* (expenses that are
  deducted from Fund assets)
MANAGEMENT FEE....................................   0.85%
    OTHER EXPENSES
        SERVICE FEE*.......................  0.05%
        OTHER EXPENSES.....................  0.23%
                                             -----
TOTAL OTHER EXPENSES..............................   0.28%
                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES**............   1.13%


---------


 * While the Fund has adopted a shareholder services plan, to date the Fund has not paid any service fees. The Fund's actual 2002 operating expenses, therefore, were 1.08% of average net assets for the year before expense reductions from directed brokerage arrangement (see the following footnote). Shareholders will receive a notice from the Fund before the Fund begins to pay service fees.

                                              (footnotes continued on next page)

(footnotes continued from previous page)


** The Advisor has directed certain portfolio transactions to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $113, under these arrangements. Although the Fund did not pay these expenses directly, this amount has been added to the Fund's 'Other Expenses' in accordance with disclosure regulations. Had these costs not been reflected in the table, the Fund's 'Total Operating Expenses' would have been 1.13% (1.08% without the service fees). The Management of the Fund believes these arrangements benefit the Fund and the Fund's shareholders and intends to continue such arrangements in the future.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO SHOWS THE EXPENSES ASSUMING NO REDEMPTION. IN ADDITION, THE EXAMPLE ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $115     $359      $622      $1,375

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS
--------------------------------------------------------------------------------
OBJECTIVE

The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. The Fund, of course, will concentrate its investments in the real estate industry.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


In making investment decisions on behalf of the Fund, Cohen & Steers Capital Management, Inc., the investment advisor (the 'Advisor'), relies on a fundamental analysis of each company. The Advisor reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic, and market conditions. The Advisor evaluates a number of factors, including growth potential, earnings estimates and the quality of management.


The following are the Fund's principal investment strategies. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's investments are contained in the Fund's Statement of Additional Information ('SAI').

Real Estate Companies
For purposes of the Fund's investment policies, a real estate company is one that:

  derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

  has at least 50% of its assets in such real estate.

Under normal circumstances, the Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of:

  common stocks (including REIT shares);

  rights or warrants to purchase common stocks;


  securities convertible into common stocks where the conversion feature represents, in the Advisor's view, a significant element of the securities' value; and


  preferred stocks.

Real Estate Investment Trusts

The Fund may invest without limit in shares of real estate investment trusts ('REITs'). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITSs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and

Mortgage REITs. The Fund invests primarily in Equity REITs.

Defensive Position


When the Fund's Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.


--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND

Because prices of equity securities fluctuate from day to day, the value of the Fund's portfolio and the Fund's price per share will vary based upon general market conditions.

General Risks of Securities Linked to the Real Estate Market

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

  declines in the value of real estate;

  risks related to general and local economic conditions;

  possible lack of availability of mortgage funds;

  overbuilding;

  extended vacancies of properties;

  increased competition;

  increases in property taxes and operating expenses;

  changes in zoning laws;

  losses due to costs resulting from the clean-up of environmental problems;

  liability to third parties for damages resulting from environmental problems;

  casualty or condemnation losses;

  limitations on rents;

  changes in neighborhood values and the appeal of properties to tenants; and

  changes in interest rates

Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended ('Code'), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended ('1940 Act'). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

Portfolio Turnover

The Fund anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when the Advisor deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by the Fund are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Tax Considerations.'


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER



Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Board of Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered Advisor, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and the Fund, which are open-end investment companies.



Under its Investment Advisory Agreement with the Fund, the Advisor furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Advisor.



The Advisor also selects brokers and dealers to execute the Fund's portfolio transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions on behalf of the Fund.



For its services under the Advisory Agreement, and for paying the ordinary operating expenses of the Fund, the Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net asset value of the Fund up to $1.5 billion, plus 0.75% of such assets in excess of $1.5 billion. This fee is higher than that incurred by most other investment companies. The Fund's effective management fee during 2002 was 0.85% of assets. In addition to this investment advisory fee, the Fund pays other operating expenses such as administrative, transfer agency, custodial, legal and accounting fees.


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

The Fund's portfolio managers, who have managed the Fund since its inception, are


  Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is, and has been since their inception, President of Cohen & Steers Capital Management, Inc., the Fund's Advisor, and Vice President of Cohen & Steers Securities, LLC, the Fund's distributor.



  Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is, and has been since their inception, Chairman of Cohen & Steers Capital Management, Inc., the Fund's Advisor, and President of Cohen & Steers Securities, LLC, the Fund's distributor.


--------------------------------------------------------------------------------
HOW TO PURCHASE AND SELL FUND SHARES
--------------------------------------------------------------------------------
PRICING OF FUND SHARES


The price at which you can purchase and redeem the Fund's shares is the net asset value of the shares next determined after we receive your order in proper form. Proper form means that your request includes the fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered in the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed. We calculate our net asset value per share as of the close of trading on the New York Stock Exchange generally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading. The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund's behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker's designee, accepts the order, and that order will be priced at the next computed net asset value after this acceptance. We determine net asset value per share by adding the market value of all securities and other assets in the Fund's portfolio, subtracting the Fund's liabilities, and dividing by the total number of shares of the Fund then outstanding. Securities for which market prices are unavailable will be valued at fair value as determined by the Fund's Board of Directors.


--------------------------------------------------------------------------------
PURCHASE MINIMUMS

You may open an account with the Fund with a minimum investment of $10,000. (We are authorized to waive these minimums for particular investors.) Additional investments must be at least $500 or, if as a result of redemption the value of your account is less than $10,000, the minimum additional investment is the greater of $500 or the amount necessary to increase the value of your account to $10,000. We are free to reject any purchase order.

You may invest in the Fund through accounts with certain brokers, in which case your broker may charge you a transaction fee when you purchase or redeem shares. Brokers are free to increase or decrease the investment minimums, except that the minimum for initial investments may not be reduced below $2,000.

--------------------------------------------------------------------------------
FORM OF PAYMENT

We will accept payment for shares in two forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or Federal Reserve Wire of federal funds.

--------------------------------------------------------------------------------
PURCHASES OF FUND SHARES

Initial Purchase By Wire

1. Telephone toll free from any U.S. continental state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

  name of the Fund;

  name(s) in which shares are to be registered;

  address;

  social security or tax identification number (where applicable);

  dividend payment election;

  amount to be wired;

  name of the wiring bank; and

  name and telephone number of the person to be contacted in connection with the order.

The transfer agent will assign you an account number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) to the custodian:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110
  ABA # 011000028
  Account: DDA # 99055287
  Attn: Cohen & Steers Realty Shares
  For further credit to: (Account name)
  Account Number: provided by Transfer Agent

3. Complete the Subscription Agreement attached to the end of this Prospectus. Mail the Subscription Agreement to the transfer agent:

  Boston Financial Data Services
  Attn: Cohen & Steers Funds
  P.O. Box 8123
  Boston, Massachusetts 02266-8123

Initial Purchase By Mail

1. Complete the Subscription Agreement included at the end of this Prospectus.

2. Mail the Subscription Agreement and a check in at least the required minimum amount (see 'Purchase Minimums' above), payable to the Fund, to the transfer agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any U.S. continental state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

  name of the Fund;

  account number;

  amount to be wired;

  name of the wiring bank; and

  name and telephone number of the person to be contacted in connection with the order.

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) to the custodian:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110
  ABA # 011000028
  Account: DDA # 99055287
  Attn: Cohen & Steers Realty Shares
  For further credit to: (Account Name)
  Account Number: provided by Transfer Agent

Additional Purchases By Mail

1. Make a check payable to the Fund in at least the required minimum amount (see 'Purchase Minimums' above). Write your Fund account number on the check.

2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the transfer agent at the address set forth above.

Automatic Purchase Plan

You may purchase additional shares of a Fund you own by automated clearing house ('ACH'). To elect the Auto-Buy option, select it on your account application or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN


The Fund's automatic investment plan (the 'Plan') provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement included with this prospectus or contact your dealer. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying the Fund by mail or phone.


--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of the other mutual funds managed by Cohen & Steers. Cohen & Steers also makes available for exchange shares of SSgA Money Market Fund, which is advised by State Street Bank and Trust Company. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest. All exchanges will be subject to any applicable initial sales charges. If you acquire shares of other Cohen & Steers funds by purchase (rather than by exchange of Fund shares), you may exchange those shares for Fund shares, subject to any applicable contingent deferred sales charges.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See 'Tax Considerations.' The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Your broker may limit or prohibit your right to use the exchange privilege.

There is no charge for the exchange privilege (although your broker may impose a transaction fee). However, the Fund may charge you a fee if you exchange shares that you have held for less than six months. See the section of the Prospectus entitled 'How to Sell Fund Shares -- Other Redemption Information -- Payment of Redemption Proceeds.' We may limit or terminate your exchange privilege if you make exchanges more than four times a year. We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. WE MAY MODIFY OR REVOKE THE EXCHANGE PRIVILEGE FOR ALL SHAREHOLDERS UPON 60 DAYS PRIOR WRITTEN NOTICE. For additional information concerning exchanges, or to make an exchange, please call the transfer agent at (800) 437-9912.

--------------------------------------------------------------------------------
HOW TO SELL FUND SHARES

You may sell or 'redeem' your shares by telephone or through the transfer agent.

Redemption By Telephone

To redeem shares by telephone, call the Fund's transfer agent at
(800) 437-9912. In order to be honored at that day's price, we must receive any telephone redemption requests by 4:00 p.m., Eastern Time. If we receive your telephone redemption request after 4:00 p.m., Eastern Time, your redemption will be honored at the next day's price.

If you would like to change your telephone redemption instructions, you must send the transfer agent written notification signed by all of the account's registered owners, accompanied by signature guarantee(s), as described below.

We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. WE MAY MODIFY OR TERMINATE THE TELEPHONE REDEMPTION PRIVILEGE AT ANY TIME ON 30 DAYS NOTICE TO SHAREHOLDERS.

Redemption By Mail

You can redeem Fund shares by sending a written request for redemption to the transfer agent:

  Boston Financial Data Services
  P.O. Box 8123
  Boston, Massachusetts 02266-8123
  Attn: Cohen & Steers Realty Shares

A written redemption request must:

  state the number of shares or dollar amount to be redeemed;

  identify your account number and tax identification number; and

  be signed by each registered owner exactly as the shares are registered.

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the transfer agent together with a redemption request.

Other Redemption Information
Payment of Redemption Proceeds. The Fund will send you the proceeds by check. If you made the election to receive redemption proceeds by wire on the Subscription Agreement, the Fund will send you the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The transfer agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The Fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more.

With respect to Fund shares purchased on or after November 15, 2001, the Fund will charge you a fee of 1% of your redemption amount if you sell your shares within six months of the time you purchased them. Since the Fund is designed to be a long-term investment, this fee is intended to compensate the Fund for the costs that short-term investors impose. The Fund also will charge you this fee if you redeem your shares through an exchange. The Fund will not charge you this fee on shares that you acquire by reinvesting your dividends or distributions. When you sell any shares, you will sell first those shares you hold longer than six months, and shares you acquire by reinvesting your dividends or distributions. The Fund may waive, modify or terminate this fee.

The Fund will pay redemption proceeds in cash, by check or wire, unless the Board of Directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the Fund. In the event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the Fund transferred into your name. You would then incur brokerage costs in converting the securities to cash.

Signature Guarantee. The guarantor of a signature must be a trust company or national bank, a member bank of the Federal Reserve System, a member firm of a national securities exchange or any other guarantor approved by the Fund's transfer agent. For redemptions made by corporations, executors, administrators or guardians, the transfer agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the transfer agent at (800) 437-9912. The transfer agent will not consider your redemption request to be properly made until it receives all required documents in proper form.

Redemption of Small Accounts. If your Fund account has a value of $2,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value to $10,000 (the minimum purchase amount) or more and avoid having the Fund automatically liquidate your account.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Fund may enter into agreements pursuant to which the shareholder servicing agents perform certain shareholder services not otherwise provided by the Fund's transfer agent. For these services, the Fund may pay the shareholder servicing agent a fee of up to 0.05% of the average daily net assets of the Fund owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Fund, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Fund or a shareholder may request.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and pay dividends from its investment income quarterly. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The transfer agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected on your Subscription Agreement to have them paid to you in cash.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS

The following brief tax discussion assumes you are a U.S. shareholder. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.


Dividends paid to you out of the Fund's 'investment company taxable income' as that term is defined in the Code, determined without regard to the deduction for dividends, paid will be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. A distribution of an amount in excess of the Fund's earnings is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your tax basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.


A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.


If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending on your holding period for the shares.


We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

  fail to provide us with your correct taxpayer identification number;

  fail to make required certifications; or

  have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


President Bush has recently proposed eliminating the taxation of dividends paid by corporations to individuals out of previously taxed corporate income, including such dividends received by a mutual fund and passed through to its individual shareholders. If, or in what form, this proposal may be enacted into law is uncertain. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Fund distributions also may be subject to state and local taxes.


You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.


--------------------------------------------------------------------------------
PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.


The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Advisor who have a legitimate business need for the information.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's audited financial statements, are included in the current annual report, which is available free of charge upon request.


                                                                          YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE                               2002       2001       2000       1999       1998
-------------------------------                               ----       ----       ----       ----       ----
Net asset value, beginning of year.......................   $  44.41   $  44.26   $  36.91   $  37.98   $  50.18
Income from investment operations
   Net investment income.................................       2.42       2.31       2.28       2.01       1.97
   Net realized and unrealized gain/(loss) on
    investments..........................................      (1.12)      0.11       7.31      (1.10)    (10.89)
                                                            --------   --------   --------   --------   --------
      Total from investment operations...................       1.30       2.42       9.59       0.91      (8.92)
                                                            --------   --------   --------   --------   --------
Less dividends and distributions to shareholders from:
   Net investment income.................................      (2.38)     (1.74)     (1.91)     (1.69)     (1.59)
   Net realized gain on investments......................         --         --         --         --      (1.56)
   Tax return of capital.................................         --      (0.53)     (0.33)     (0.29)     (0.13)
                                                            --------   --------   --------   --------   --------
      Total dividends and distributions to
        shareholders.....................................      (2.38)     (2.27)     (2.24)     (1.98)     (3.28)
                                                            --------   --------   --------   --------   --------
Redemption fees retained by fund.........................       0.01         --         --         --         --
                                                            --------   --------   --------   --------   --------
   Net increase/(decrease) in net assets.................      (1.07)      0.15       7.35      (1.07)    (12.20)
                                                            --------   --------   --------   --------   --------
Net asset value, end of year.............................   $  43.34   $  44.41   $  44.26   $  36.91   $  37.98
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
----------------------------------------------------------------------------------------------------------------
Total investment return..................................       2.79%      5.70%     26.63%      2.68%    -18.07%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
   Net assets, end of year
    (in millions)........................................   $1,255.4   $1,387.1   $1,309.0   $1,465.0   $1,933.3
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
   Ratios of expenses to average daily net assets (before
    expense reduction)...................................       1.08%      1.09%      1.07%      1.07%      1.04%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
   Ratios of expenses to average daily net assets (net of
    expense reduction)...................................       1.08%      1.09%      1.07%      1.06%      1.03%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
   Ratios of net investment income to average daily net
    assets (before expense reduction)....................       5.20%      5.24%      5.39%      5.15%      4.23%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
   Ratios of net investment income to average daily net
    assets (net of expense reduction)....................       5.20%      5.24%      5.39%      5.16%      4.24%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------
   Portfolio turnover rate...............................      37.30%     44.52%     33.49%     21.34%     30.18%
                                                            --------   --------   --------   --------   --------
                                                            --------   --------   --------   --------   --------

------------------------------------------------------------------------------------------------------
 COHEN & STEERS REALTY SHARES, INC.

                                        SUBSCRIPTION AGREEMENT

------------------------------------------------------------------------------------------------------
 1 ACCOUNT TYPE (Please print; indicate only one registration type)

 [ ] INDIVIDUAL OR JOINT ACCOUNT
                                                                  -    -
    -------------------------------------------------     --------------------------------------------
    Name                                                  Social Security Number

    -------------------------------------------------
    Name of Joint Registrant, if any.
    (For joint registrations, the account registrants will be joint tenants with the right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.)

[ ]  TRUST  [ ] CORPORATION  [ ] PARTNERSHIP  [ ] OTHER ENTITY
                                                                  -
     ------------------------------------------------     ---------------------------------------------
     Name of Entity                                       Tax Identification Number

     ------------------------------------------------     ---------------------------------------------
     Name of Trust Agreement (if applicable)              Date of Trust Agreement (if applicable)

[ ]  UNIFORM GIFT TO MINORS, OR   [ ]  UNIFORM TRANSFER TO MINORS (where allowed by Law)

     ------------------------------------------------     Under the________________ (state of residence
     Name of Adult Custodian (only one permitted)         of minor) Uniform Gifts/Transfer to Minor's Act
                                                                  -  -
     ------------------------------------------------     ---------------------------------------------
     Name of Minor (only one permitted)                   Minor's Social Security Number

-------------------------------------------------------------------------------------------------------
 2 MAILING ADDRESS
                                                          (           )
     ------------------------------------------------     ---------------------------------------------
     Street or P.O. Box                                   Home Telephone Number

                                                          (           )
     ------------------------------------------------     ---------------------------------------------
     City and State                  Zip Code             Business Telephone Number

--------------------------------------------------------------------------------------------------------------------------
 3 INVESTMENT INFORMATION

   $______________ Amount to invest ($10,000 minimum investment). Do not send cash. Investment will be paid for by

  (please check one):

   [ ] Check or draft made payable to 'Cohen & Steers Realty Shares, Inc.'

   [ ] Wire through the Federal Reserve System.*__________________________

   * Call (800) 437-9912 to notify the Fund of investments by wire and to obtain an Account Number. See the PURCHASE OF
     FUND SHARES section of the Prospectus for wire instructions.
--------------------------------------------------------------------------------------------------------------------------
 4 AUTOMATIC INVESTMENT PLAN

  The Automatic Investment Plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund's Transfer
  Agent can arrange for an amount of money selected by you ($500 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

  Please debit $________________ from my checking account beginning on _________________*.
                                                                           (Month)

  Please debit my account on (check one): [ ] 1st of Month    [ ] 15th of Month

  * To initiate the Automatic Investment Plan, Section 8 of this Subscription Agreement must be completed.
--------------------------------------------------------------------------------------------------------------------------
 5 EXCHANGE PRIVILEGES

   Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the EXCHANGE PRIVILEGE section of the
   Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

   [ ] I decline the exchange privilege.

                  PLEASE CONTINUE APPLICATION ON REVERSE SIDE.

-------------------------------------------------------------------------------------------------------
 6 REDEMPTION PRIVILEGES

   Shareholders may select the following redemption privileges by checking the box(es) below. See HOW
   TO SELL FUND SHARES section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

     [ ] I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus.

     [ ] I wish to have redemption proceeds paid by wire (please complete Section 7).

-------------------------------------------------------------------------------------------------------
 7 DISTRIBUTION OPTIONS

      Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

      Dividends       [ ] Reinvest.      [ ] Pay in cash.

      Capital Gains   [ ] Reinvest.      [ ] Pay in cash.

      [ ] I wish to have my distributions paid by wire (please complete Section 7).

-------------------------------------------------------------------------------------------------------
 8 BANK OF RECORD (FOR WIRE INSTRUCTIONS)

     PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT.

     ------------------------------------------------     ---------------------------------------------
     Bank Name                                            Bank ABA Number

     ------------------------------------------------     ---------------------------------------------
     Street or P.O. Box                                   Bank Account Number

     ------------------------------------------------     ---------------------------------------------
     City and State                      Zip Code         Account Name

-------------------------------------------------------------------------------------------------------
 9 SIGNATURE AND TAXPAYER CERTIFICATION

      By signing this form, the Investor represents and warrants that: (a) the Investor has the full right, power and authority to invest in the Fund; and (b) the Investor has received a current prospectus of the Fund and agrees to be bound by its terms. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or designated officer of the organization may certify the authority of the persons signing on the space provided below). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a national securities exchange.

-------------------------------------------------------------------------------------------------------
      PLEASE CHECK ONE:

      [ ] U.S. CITIZEN/TAXPAYER

      UNDER THE PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT: (1) THE TAXPAYER IDENTIFICATION
      NUMBER PROVIDED IS CORRECT, (2) I/WE ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I/WE ARE
      EXEMPT FROM BACKUP WITHHOLDING, OR (b) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
      SERVICE ('IRS') THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
      ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
      WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). NOTE: IF YOU HAVE BEEN
      NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING
      INTEREST OF DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT ITEM 2 ABOVE.

      [ ] NON U.S. CITIZEN/TAXPAYER (FORM W-8 ATTACHED)

      INDICATE COUNTRY OF RESIDENCE FOR TAX PURPOSES ________________________

      UNDER PENALTY OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS AND I/WE ARE EXEMPT
      FOREIGN PERSONS AS DEFINED BY THE IRS. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
      THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
-------------------------------------------------------------------------------------------------------

      I certify that (1) the information provided on this Subscription Agreement is true, correct and complete, (2) I have read the prospectus for the Fund and agree to the terms thereof, and (3) I am of legal age or an emancipated minor.

      ADDITIONAL CERTIFICATION:

      Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. Government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked
      Persons List of the Office of Foreign Assets Control of the United States Department of the
      Treasury or Annex I to United States Executive Order 132224 -- Blocking Property and Prohibiting
      Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities. This information is true, correct and complete as of the date hereof, and I (we) agree to notify the Fund immediately if there is any change in this information.

      x                                                   x
      -----------------------------------    ---------    ------------------------------------   ----------
      Signature (Owner, Trustee, Etc.)          Date      Signature (Joint Owner, Co-Trustee)       Date

 Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123

                               COHEN & STEERS
                                REALTY SHARES

                TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Realty Shares, Inc., the following documents are available to you without any charge, upon request:

Annual/Semi-Annual Reports -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

Statement of Additional Information -- Additional information about the Fund's structure and operations can be found in the Statement of Additional Information
 ('SAI'). The information presented in the SAI is incorporated by reference into the prospectus and is legally considered to be part of this prospectus.

To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

By telephone                 (800) 437-9912

By mail                      Cohen & Steers Realty Shares
                             c/o Boston Financial Data Services
                             P.O. Box 8123
                             Boston, Massachusetts 02266-8123

By e-mail                    marketing@csreit.com

On the Internet              http://www.cohenandsteers.com



Our prospectus and SAI may also be available from your broker or financial advisor. Reports and other information about the Fund (including the Fund's SAI) may also be obtained from the Securities and Exchange Commission (the 'SEC'):


 By going to the SEC's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

 By accessing the SEC's Internet site at http://www.sec.gov where you can view, download and print the information.

 By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.

SEC File No. 811-6302

                     757 THIRD AVENUE, NEW YORK, NEW YORK 10017

                               COHEN & STEERS
                                REALTY SHARES

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
            BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
  COHEN & STEERS REALTY SHARES, INC., DATED THE SAME DATE AS THE STATEMENT OF
                            ADDITIONAL INFORMATION,
           AS SUPPLEMENTED FROM TIME TO TIME (THE 'PROSPECTUS'). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS
        ENTIRETY INTO THE PROSPECTUS. THE FINANCIAL STATEMENTS AND NOTES
             CONTAINED IN THE ANNUAL REPORT AND SEMI-ANNUAL REPORT
              ARE INCORPORATED BY REFERENCE INTO THIS STATEMENT OF
         ADDITIONAL INFORMATION. COPIES OF THE STATEMENT OF ADDITIONAL
     INFORMATION, THE PROSPECTUS, AND ANNUAL AND SEMI-ANNUAL REPORTS MAY BE
           OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS
                          OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                              Page
                                                              ----
Investment Objectives and Policies..........................    3

Investment Restrictions.....................................    9

Management of the Fund......................................   10

Compensation of Directors and Certain Officers..............   12

Investment Advisory and Other Services......................   13

Portfolio Transactions and Brokerage........................   16

Organization and Description of Capital Stock...............   17

Determination of Net Asset Value............................   17

Sale of Fund Shares.........................................   18

Taxation....................................................   18

Performance Information.....................................   24

Counsel and Independent Accountants.........................   27

Financial Statements........................................   27

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Realty Shares, Inc. (the 'Fund') is a non-diversified, no-load, open-end, investment company organized as a Maryland corporation on April 26, 1991.

Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided below, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders.

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of Equity REITs.

--------------------------------------------------------------------------------
FOREIGN SECURITIES

The Fund may invest up to 10% of its total assets in securities of foreign real estate companies. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

--------------------------------------------------------------------------------
ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 'Securities Act') and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


The Securities and Exchange Commission (the 'SEC') has adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.



The Advisor will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS


The Fund may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price.
If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.


--------------------------------------------------------------------------------
FUTURES CONTRACTS

The Fund may purchase and sell financial futures contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may 'cover' its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

The Fund will be authorized to use financial futures contracts and related options for 'bona fide hedging' purposes, as such term is used in applicable regulations of the Commodity Futures Trading Commission ('CFTC'). The Fund will also be authorized to enter into such contracts and related options for nonhedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances, but only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures options positions, less the amount by which any such positions are 'in-the-money,' would not exceed 5% of the Fund's total assets. The Fund may lose the expected benefit of transactions in financial futures contracts if interest rates, currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in interest rates, currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

--------------------------------------------------------------------------------
OPTIONS ON SECURITIES AND STOCK-INDICES

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is 'covered.' A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is 'covered' if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.


The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.


The Fund will receive a premium for writing a put or call option, which will increase the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

--------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS AND CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts ('forward contracts') and foreign currency futures contracts ('foreign currency futures'), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as 'cross-hedging.' Because in connection with the Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Fund will not enter into such forward contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

--------------------------------------------------------------------------------
RISKS OF OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS

Options, futures and foreign currency contracts are forms of derivatives. The use of options and futures as hedging techniques may not succeed where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Where a liquid secondary market for options or futures does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in futures contracts is potentially unlimited. The use of forward foreign currency contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may cause poorer overall performance for the Fund than if it had not engaged in such contracts.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Make loans except through the purchase of debt obligations in accordance with its investment objective and policies;

2. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

3. Invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities;

4. Issue any senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the '1940 Act').

5. Purchase or sell real estate or commodities, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities;

6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

7. Participate on a joint or joint and several basis in any securities trading account;

8. Invest in companies for the purpose of exercising control;

9. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ('short sales against the box'), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time;

10. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general;

11. Invest in interests in oil, gas, or other mineral exploration or development programs;

12. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund's total assets; or

13. Act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

The investment restrictions set forth above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. As of April 15, 2003, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.



The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each Director and officer of the Fund is also a director or officer of Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies sponsored by the Advisor, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies also sponsored by the Advisor.



                                                                                                    NUMBER OF FUNDS
                                                                     PRINCIPAL OCCUPATION          WITHIN FUND COMPLEX
                           POSITION HELD        TERM OF              DURING PAST 5 YEARS           OVERSEEN BY DIRECTOR
  NAME, ADDRESS AND AGE      WITH FUND           OFFICE      (INCLUDING OTHER DIRECTORSHIPS HELD)  (INCLUDING THE FUND)
  ---------------------      ---------           ------      ------------------------------------  --------------------

INTERESTED DIRECTORS

Robert H. Steers ........  Director, Chairman   Until Next     Chairman of the Advisor.                     8
757 Third Avenue           of the Board, and    Election of
New York, New York             Secretary        Directors
Age: 50

Martin Cohen** ..........      Director,        Until Next     President of the                             8
757 Third Avenue             President and      Election of    Advisor.
New York, New York             Treasurer        Directors
Age: 54

DISINTERESTED DIRECTORS

Gregory C. Clark ........       Director        Until Next     Private Investor. Prior                      8
99 Jane Street                                  Election of    thereto, President of
New York, New York                              Directors      Wellspring Management
Age: 56                                                        Group (investment
                                                               advisory firm).

Bonnie Cohen** ..........       Director        Until Next     Consultant. Prior                            8
1824 Phelps Place, N.W.                         Election of    thereto, Undersecretary
Washington, D.C.                                Directors      of State, United States
Age: 60                                                        Department of State.

George Grossman .........       Director        Until Next     Attorney-at-law.                             8
17 Elm Place                                    Election of
Rye, New York                                   Directors
Age: 49

Richard J. Norman .......       Director        Until Next     Private Investor. Prior                      8
7520 Hackamore Drive                            Election of    thereto, Investment
Potomac, Maryland                               Directors      Representative of Morgan
Age: 59                                                        Stanley Dean Witter.


                            LENGTH OF
  NAME, ADDRESS AND AGE    TIME SERVED
  ---------------------    -----------
INTERESTED DIRECTORS

Robert H. Steers ........  Since
757 Third Avenue           Inception
New York, New York
Age: 50

Martin Cohen** ..........  Since
757 Third Avenue           Inception
New York, New York
Age: 54

DISINTERESTED DIRECTORS
Gregory C. Clark ........  Since
99 Jane Street             Inception
New York, New York
Age: 56

Bonnie Cohen** ..........  Since
1824 Phelps Place, N.W.    December
Washington, D.C.           2001
Age: 60

George Grossman .........  Since
17 Elm Place               Inception
Rye, New York
Age: 49

Richard J. Norman .......  Since
7520 Hackamore Drive       December
Potomac, Maryland          2001
Age: 59


                                                                                                       NUMBER OF FUNDS
                                                                       PRINCIPAL OCCUPATION          WITHIN FUND COMPLEX
                             POSITION HELD        TERM OF              DURING PAST 5 YEARS           OVERSEEN BY DIRECTOR
  NAME, ADDRESS AND AGE        WITH FUND           OFFICE      (INCLUDING OTHER DIRECTORSHIPS HELD)  (INCLUDING THE FUND)
  ---------------------        ---------           ------      ------------------------------------  --------------------
Willard H. Smith Jr. ....       Director        Until Next     Board member of Essex Property Trust           8
7231 Encelia Drive                              Election of    Inc., Highwoods Properties, Inc.,
La Jolla, California                            Directors      Realty Income Corporation and Crest
Age: 66                                                        Net Lease, Inc. Managing Director at
                                                               Merrill Lynch & Co., Equity Capital
                                                               Markets Division from 1983 to 1995.


                            LENGTH OF
  NAME, ADDRESS AND AGE    TIME SERVED
  ---------------------    -----------
Willard H. Smith Jr. ....  Since
7231 Encelia Drive         June 1996
La Jolla, California
Age: 66


---------

** Martin Cohen and Bonnie Cohen are unrelated

The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.


                                   POSITION(S)
                                    HELP WITH
NAME, ADDRESS AND AGE                 FUND              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------                 ----              -------------------------------------------
Adam M. Derechin .............. Vice President and      Senior Vice President of the Advisor, since 1998 and prior to that
757 Third Avenue                Assistant Treasurer        Vice President of the Advisor.
New York, New York
Age: 38

Lawrence B. Stoller ..........  Assistant Secretary     Senior Vice President and General Counsel of the Advisor, since 1999.
757 Third Avenue                                           Prior to that, Associate General Counsel, Neuberger Berman
New York, New York                                         Management, Inc. (money manager); and Assistant General Counsel,
Age: 39                                                    The Dreyfus Corporation (money manager).


The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.


                                                                                     AGGREGATE DOLLAR RANGE
                                                                DOLLAR RANGE OF      OF EQUITY SECURITIES IN
                                                              EQUITY SECURITIES IN     THE COHEN & STEERS
                                                                 THE FUND AS OF        FUND COMPLEX AS OF
                                                               DECEMBER 31, 2002        DECEMBER 31, 2002
                                                               -----------------        -----------------
Robert H. Steers............................................     over $100,000           over $100,000
Martin Cohen................................................     over $100,000           over $100,000
Gregory C. Clark............................................     $1 -- $10,000           over $100,000
Bonnie Cohen................................................  $10,001 -- $50,000         over $100,000
George Grossman.............................................  $10,001 -- $50,000      $50,001 -- $100,000
Richard J. Norman...........................................         none                over $100,000
Willard H. Smith Jr.........................................   $10,001 -- $50,000     $50,001 -- $100,000


Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, own any securities issued by the Investment Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager.

--------------------------------------------------------------------------------
BOARD'S ROLE IN FUND GOVERNANCE


Committees. The Fund's Board of Directors has one standing committee of the Board, the Audit Committee, which is composed of all of the Directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee generally meets twice a year.



Approval of Investment Advisory Agreement. The Board of Directors, including a majority of the Directors who are not parties to the Fund's Investment Advisory Agreement, or interested persons of any such party ('Disinterested Directors') has the responsibility under the 1940 Act to approve the Fund's Investment Advisory Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Investment Advisory Agreement was last approved by the Fund's Directors, including a majority of the Disinterested Directors, at their meeting held on December 3, 2002. In determining to approve the Investment Advisory Agreement, the Directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the investment advisory fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor; (3) anticipated benefits derived by the Advisor from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the estimated profitability to the Advisor of providing investment advisory services to the Fund. The Directors took note of the fact that the Fund's investment advisory fee, and other fees received by the Advisor, were near the midpoint of the range of compensation received by the Advisors of comparably-sized, competitive funds. The Directors considered the Fund's performance record, noting particularly that the Fund's long-term record compares favorably to the Fund's benchmark and comparable funds. The Directors took into account the quality of the administrative services provided by the Advisor to the Fund. The Directors then took into consideration the benefits derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities and Exchange Act of 1934, that the Advisor received by allocating the Fund's brokerage transactions.


--------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS
--------------------------------------------------------------------------------


The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $5,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the Column headed 'Total Compensation From Fund and Fund Complex Paid to Directors,' the compensation paid to each Director represents the eight funds that each Director serves in the fund complex. The Directors do not receive any pensions or retirement benefits from the fund complex.

                                      COMPENSATION TABLE
                             FISCAL YEAR ENDED DECEMBER 31, 2002
                                                                                   TOTAL
                                                                               COMPENSATION
                                                               AGGREGATE       FROM FUND AND
                                                              COMPENSATION     FUND COMPLEX
                  NAME OF PERSON, POSITION                     FROM FUND     PAID TO DIRECTORS
                  ------------------------                     ---------     -----------------
Gregory C. Clark*, Director.................................     $7,500           $52,500
Bonnie Cohen*'D', Director..................................      7,000            49,000
Martin Cohen**, Director and President......................          0                 0
George Grossman*, Director..................................      7,500            52,500
Richard Norman*'D', Director................................      7,500            52,500
Willard H. Smith Jr.*, Director.............................      7,500            52,500
Robert H. Steers**, Director and Chairman...................          0                 0


---------

 * Member of the Audit Committee.


** 'Interested person,' as defined in the 1940 Act of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment advisor.


 'D' Ms. Cohen and Mr. Norman were appointed Directors of the Fund, effective
     December 3, 2001.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES


--------------------------------------------------------------------------------
THE ADVISER



Cohen & Steers Capital Management, Inc. ('Cohen & Steers'), with offices located at 757 Third Avenue, New York, New York 10017 is the Advisor to the Fund.



The Advisor, was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers may be deemed 'controlling persons' of the Advisor on the basis of their ownership of the Advisor's stock.



Pursuant to an investment advisory agreement (the 'Advisory Agreement'), the Advisor furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.



Under the Advisory Agreement, the Fund will pay the Advisor a monthly advisory fee in an amount equal to 1/12th of 0.85% of the average daily value of the net assets of the Fund up to $2.5 billion, plus 1/12th of 0.75% of such assets in excess of $2.5 billion. For the fiscal years ended December 31, 2002, 2001 and 2000, the Advisor received the following advisory fees from the Fund:

                             GROSS       ADVISORY FEE
   FISCAL YEAR ENDED     ADVISORY FEES     WAIVERS      NET ADVISORY FEES
   -----------------     -------------     -------      -----------------
December 31, 2002         $12,298,896         $0           $12,298,896
December 31, 2001         $11,364,417         $0           $11,364,417
December 31, 2000         $10,631,867         $0           $10,631,867



The Advisor also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which the Advisor is not required to furnish under the Advisory Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Advisor or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. The Fund does not pay for services performed by officers of the Advisor or its affiliates. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.


--------------------------------------------------------------------------------
ADMINISTRATOR AND SUB-ADMINISTRATOR


The Advisor has also entered into an administration agreement with the Fund (the 'Administration Agreement') under which the Advisor performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund;
(iv) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(v) supervising preparation of quarterly reports to the Fund's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders;
(vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund;
(ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets.



In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Advisor has caused the Fund to retain State Street Bank and Trust Company ('State Street') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; and (iv) responding to shareholder inquiries. The Advisor remains responsible for monitoring and overseeing the performance by State Street and Boston Financial Data Services ('Boston Financial'), an affiliate of State Street of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.



Under the terms of the Sub-Administration Agreement, the Fund pays State Street a monthly administration fee. The administration fee paid by the Fund is computed on the basis of the net assets in the Fund at an annual rate equal to 0.030% of the first $200 million in assets, 0.020% of the next $200 million, and 0.010% of assets in excess of $400 million, with a minimum fee of $120,000. The aggregate fees paid by the Fund and the other funds advised by the Advisor to State Street is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., 6 funds at $200 million or $1.2 billion at 0.030%, etc.). The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street also serves as the Fund's custodian and transfer agent. See 'Custodian and Transfer and Dividend Disbursing Agent,' below. Boston Financial has been retained by State Street to provide transfer agency services to the Fund and is hereafter sometimes referred to as the 'Transfer Agent.'



For the fiscal years ended December 31, 2002, 2001 and 2000, the Advisor received Administration fees from the Fund in the amounts of $289,386, $266,320 and $251,239, respectively.


--------------------------------------------------------------------------------
DISTRIBUTOR


Cohen & Steers Securities, LLC, an affiliate of the Advisor, serves without charge as the Distributor of shares of the Fund. Cohen & Steers Securities, LLC is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at 225 Franklin Street, Boston, Massachusetts 02110 has been retained to act as custodian of the Fund's investments and as the Fund's transfer and dividend disbursing agent. State Street has retained its wholly-owned subsidiary, Boston Financial, to provide transfer and dividend disbursing agency services to the Fund. Neither State Street nor Boston Financial has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

--------------------------------------------------------------------------------
CODE OF ETHICS


The Fund, and the Advisor and Distributor, have adopted codes of ethics that are designed to ensure that the interests of the Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, prohibit purchases in an initial public offering and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.



In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.



For the fiscal years ended December 31, 2002, 2001 and 2000, the Fund paid a total of $2,084,065, $2,415,044 and $745,395 in brokerage commissions, respectively. The increase in brokerage commissions during 2002 and 2001 is attributable to the significant redemptions in these years and the need to sell securities to meet these redemption requests. Of such amount, $912,254, $681,759 and $209,140 respectively, was placed with brokers or dealers who provide research and investment information. The Fund's annualized portfolio turnover rate for the fiscal year ended December 31, 2002 was 37.30%.

--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK
--------------------------------------------------------------------------------


The Fund was incorporated on April 26, 1991 as a Maryland corporation and is authorized to issue 200,000,000 shares of Common Stock, $0.001 par value. The Fund presently has one class of shares. The Fund's shares have no preemptive or conversion rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.


The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.


As of April 15, 2003, there were 28,205,342 shares of the Fund's common stock outstanding. Also as of that date, the following investors owned beneficially or of record 5% or more of the Fund's shares: Charles Schwab & Co., Inc., Reinvest Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, California 94104-4122 -- 48.02%.


--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value per share is determined by the Fund on each day the New York Stock Exchange is open for trading, and on any other day during which there is a sufficient degree of trading in the investments of the Fund to affect materially the Fund's net asset value.


For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.


For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

--------------------------------------------------------------------------------
SALE OF FUND SHARES
--------------------------------------------------------------------------------


Payment of the price for shares that are sold or 'redeemed' may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described in the Prospectus and in this Statement of Additional Information), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Advisor, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.


--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------


Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the 'Code'), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



--------------------------------------------------------------------------------
TAXATION OF THE FUND



The Fund has elected to be treated and intends to qualify annually as a regulated investment company under the Code.



To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.



As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.



--------------------------------------------------------------------------------
DISTRIBUTIONS



Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.



--------------------------------------------------------------------------------
SALE OR EXCHANGE OF FUND SHARES



Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, including an exchange of shares in the Fund for shares of another Cohen & Steers fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. A shareholder who exchanges shares in the Fund for shares of another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.



If a shareholder exchanges shares in the Fund held for 90 days or less for shares in another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged Fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.



Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.



--------------------------------------------------------------------------------
ORIGINAL ISSUE DISCOUNT SECURITIES



Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

--------------------------------------------------------------------------------
MARKET DISCOUNT BONDS



Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.



--------------------------------------------------------------------------------
OPTIONS AND HEDGING TRANSACTIONS



The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.



Certain options, futures contracts and forward contracts in which the Fund may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.



Generally, the hedging transactions undertaken by the Fund may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.



The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.



Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.



Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain 'appreciated financial positions' if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.



--------------------------------------------------------------------------------
CURRENCY FLUCTUATIONS -- 'SECTION 988' GAINS OR LOSSES



Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.



--------------------------------------------------------------------------------
INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS



The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor does not intend to invest a substantial portion of the Fund's assets in REITs which hold residual interest in REMICs.



--------------------------------------------------------------------------------
PASSIVE FOREIGN INVESTMENT COMPANIES



The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ('PFICs'). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called 'excess distribution' with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.



The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marked-to-market gains included in income in prior years.



Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.



--------------------------------------------------------------------------------
FOREIGN WITHHOLDING TAXES



Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.



--------------------------------------------------------------------------------
BACKUP WITHHOLDING



The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

--------------------------------------------------------------------------------
FOREIGN SHAREHOLDERS



U.S. taxation of income from the Fund to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.



Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investments in Real Estate Investment Trusts,' above)), which tax is generally withheld from such distributions.



Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See 'Taxation -- Backup Withholding,' above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless
(i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would generally be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.



Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.



The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.



--------------------------------------------------------------------------------
BUSH DIVIDEND PROPOSAL



President Bush has recently proposed eliminating the taxation of dividends paid by corporations to individuals out of previously taxed corporate income, including such dividends received by a mutual fund and passed through to its individual shareholders. If, or in what form, this proposal may be enacted into law is uncertain. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.



--------------------------------------------------------------------------------
OTHER TAXATION



Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)'pp'n = ERV

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return
       n   =   number of years
     ERV   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), assuming reinvestment of all dividends and
               distributions.


The Fund's average annual total return for the one, five and ten years ended December 31, 2002, and for the period from July 2, 1991 (commencement of operations) to December 31, 2002, were 2.79%, 2.97%, 10.75% and 11.78%, respectively.


--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURNS

The Fund's aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula.

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where: P   =   a hypothetical initial payment of $1,000.
     ERV   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and
               distributions.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The Fund's 'average annual total return (after taxes on distributions)' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1 + T)'pp'n = ATV[u]D

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return (after taxes on distributions)
       n   =   number of years
 ATV[u]D   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), after taxes on distributions but not after taxes on redemptions.


The Fund's average annual total return (after taxes on distributions) for the one, five and ten years ended December 31, 2002, and for the period from July 2, 1991 (commencement of operations) to December 31, 2002, were 0.76%, 1.03%, 8.55% and 9.64%, respectively.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

The Fund's 'average annual total return (after taxes on distributions and redemption)' figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)'pp'n = ATV[u]D[u]R

Where: P    =  a hypothetical initial payment of $1,000
       T    =  average annual total return (after taxes on distributions and redemption)
       n    =  number of years
ATV[u]D[u]R =  Ending Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-,
               5-, or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.


The Fund's average annual total return (after taxes on distributions and redemption) for the one, five and ten years ended December 31, 2002, and for the period from July 2, 1991 (commencement of operations) to December 31, 2002, were 1.75%, 1.41%, 7.92% and 8.93%, respectively.


--------------------------------------------------------------------------------
YIELD

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

       a - b
2[(    -----     + 1)'pp'6 - 1]
        cd

Where: a   =   dividends and interest earned during the period,
       b   =   expenses accrued for the period (net of reimbursements),
       c   =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends, and
       d   =   the maximum offering price per share on the last day of the period.

In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

--------------------------------------------------------------------------------
COUNSEL AND INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

Simpson Thacher & Bartlett serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, have been appointed as independent accountants for the Fund.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Fund's audited financial statements for the year ended December 31, 2002, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report dated as of December 31, 2002.

                                     PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS

    (a) Articles of Incorporation,(1) with Articles Supplementary filed with the Secretary of State of the State of Maryland on December 26, 1996(3)

    (b)  By-Laws(1)

    (c) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and Article SEVENTH, Sections (b) and (c)) filed as Exhibit (a) to this Registration Statement and the Registrant's By-Laws (Article II and Article VI) filed as Exhibit (b) to this Registration Statement.

    (d)  (i)  Investment Advisory Agreement(1)

         (ii) Amendment to Form of Investment Advisory Agreement(3)

    (e)  Distribution Agreement(1)

    (f)  Not Applicable

    (g)  Form of Custody Agreement(4)

    (h)   (i) Form of Administration Agreement(4)

         (ii) Form of Transfer Agency Agreement(4)

    (i)   (i) Opinion and Consent of Dechert Price & Rhoads(1)

         (ii) Opinion and Consent of Venable, Baetjer and Howard(1)

    (j)  Consent of Independent Accountants*

    (k)  Not Applicable

    (l)  Investment Representation Letter(1)

    (m) Not Applicable

    (n)  Not Applicable

    (p)  Code of Ethics

          (i) Fund(1)

         (ii) Adviser/Distributor(1)

    (q)  Not Applicable

---------

(1) Filed with Post-Effective Amendment No. 11 on April 25, 2000 and incorporated by reference herein.

(2) Filed with Post-Effective Amendment No. 6 on March 12, 1996 and incorporated by reference herein.

(3) Filed with Post-Effective Amendment No. 7 on March 31, 1997 and incorporated by reference herein.

(4) Filed with Post-Effective Amendment No. 12 on April 27, 2001 and incorporated by reference herein.

 * Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 25. INDEMNIFICATION


    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), and
Article VIII, Section 1, of the Registrant's By-Laws, filed as Exhibit (b). The Liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation and

Article VIII, Section 1 through Section 6, of the Registrant's By-Laws. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment advisor (the 'Advisor'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Advisory Agreement, filed as Exhibit (d) to this Registration Statement. The liability of Cohen & Steers Capital Management, Inc., the Registrant's administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement, filed as Exhibit (h)(ii) to this Registration Statement. The liability of Cohen & Steers Securities, LLC, the Registrant's distributor, for any loss suffered by the Registrant of its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to this Registration Statement.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    The descriptions of the Advisor under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.



    The following is a list of the Directors and Officers of the Advisor. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.



                NAME                                              TITLE
                ----                                              -----
Robert H. Steers.....................  Chairman, Director
Martin Cohen.........................  President, Director
Joseph M. Harvey.....................  Senior Vice President & Director of Research
John J. McCombe......................  Senior Vice President
Adam Derechin........................  Senior Vice President
Lawrence B. Stoller..................  Senior Vice President and General Counsel
Kevin P. Norton......................  Senior Vice President, Director of Institutional Marketing
William J. Frischling................  Senior Vice President
James S. Corl........................  Senior Vice President, Director of Investment Strategy
William F. Scapell...................  Senior Vice President, Director of Fixed Income Investments
Greg E. Brooks.......................  Senior Vice President
Victor M. Gomez......................  Vice President -- Finance and Treasurer
Jay J. Chen..........................  Vice President
Terrance R. Ober.....................  Vice President
Anthony Dotro........................  Vice President
Mark Freed...........................  Vice President
Robert Tisler........................  Vice President
Rahul Bhattacharjee..................  Vice President
Norbert Berrios......................  Vice President



    Cohen & Steers Capital Management, Inc. acts as investment advisor to, in addition to the Registrant, the following investment companies:


        Cohen & Steers Equity Income Fund, Inc.

        Cohen & Steers Institutional Realty Shares, Inc.

        Cohen & Steers Advantage Income Realty Fund, Inc.


        Cohen & Steers Premium Income Realty Fund, Inc.



        Cohen & Steers Quality Income Realty Fund, Inc.


        Cohen & Steers Total Return Realty Fund, Inc.

        Cohen & Steers Special Equity Fund, Inc.

        American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 27. PRINCIPAL UNDERWRITERS


    (a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant.



    (b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 757 Third Avenue, N.Y., N.Y. 10017.


                                POSITION AND              POSITION AND
          NAME            OFFICES WITH DISTRIBUTOR  OFFICES WITH REGISTRANT
          ----            ------------------------  -----------------------
Robert H. Steers........  President                 Chairman, Director and
                                                      Secretary
Martin Cohen............  Vice President            President, Director and
                                                      Treasurer
Jay J. Chen.............  Assistant Treasurer       None

    (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Sub-Administrator and Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 29. MANAGEMENT SERVICES

    Not applicable.

ITEM 30. UNDERTAKINGS

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of April, 2003.


                                            COHEN & STEERS REALTY SHARES, INC.



                                          By:          /s/ MARTIN COHEN
                                              ..................................
                                                     NAME: MARTIN COHEN
                                                      TITLE: PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 14 has been signed below by the following persons in the capacities and on the date indicated.



           SIGNATURE                        TITLE                                   DATE
           ---------                        -----                                   ----
By:          /s/ MARTIN COHEN               President, Treasurer and Director       April 29, 2003
 .........................................
              (MARTIN COHEN)

By:        /s/ ROBERT H. STEERS             Director                                April 29, 2003
 .........................................
            (ROBERT H. STEERS)

By:                *                        Director                                April 29, 2003
 .........................................
            (GREGORY C. CLARK)

By:                *                        Director                                April 29, 2003
 .........................................
              (BONNIE COHEN)

By:                *                        Director                                April 29, 2003
 .........................................
            (GEORGE GROSSMAN)

By:                *                        Director                                April 29, 2003
 .........................................
           (RICHARD J. NORMAN)

By:                *                        Director                                April 29, 2003
 .........................................
          (WILLARD H. SMITH JR.)

By:        /s/ ROBERT H. STEERS                                                     April 29, 2003
 .........................................
            * ROBERT H. STEERS
           AS ATTORNEY-IN-FACT

                           STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by........   'pp'
Characters normally expressed as subscript shall be preceded by..........    [u]